STARBOARD INVESTMENT TRUST

Matisse Discounted Closed-End Fund Strategy

Prospectus and Statement of Additional Information Supplement

January 30, 2014

This supplement to the Prospectus and Statement of Additional Information dated July 29, 2013 for the Matisse Discounted Closed-End Fund Strategy, a series of the Starboard Investment Trust (the “Fund”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders of changes in the manner in which the Fund will disclose its portfolio holdings.  More information regarding these changes is below.

Under the section entitled Non-Principal Investment Policies and Risks, page 10 of the Prospectus is revised by inserting the following as a new paragraph at the end of that section:

Disclosure of Portfolio Holdings. The Fund will seek to make portfolio holdings information available at the following website http://www.ncfunds.com/holdings/current-125.htm. This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted.  Additional descriptions of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Statement of Additional Information.

Under the section entitled “Disclosure of Portfolio Holdings,” page 32 of the Statement of Additional Information is revised by replacing the first sentence of the second paragraph of that section in its entirety with the following:

The Fund will seek to make a list of its complete portfolio holdings information available at http://www.ncfunds.com/holdings/current-125.htm following the end of each calendar month.  Information on obtaining this information is available in the Prospectus.  In addition, the Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.

Investors Should Retain This Supplement For Future Reference